Exhibit 10.1.1

SCHEDULE IDENTIFYING SUBSTANTIALLY IDENTICAL AGREEMENTS TO EXHIBIT 10.1

Subscription Agreement, dated as of August 21, 2009, between TOR Minerals International, Inc. and X-L Investments.  This agreement relates to the purchase of 10 Units for an aggregate purchase price of $250,000.

Subscription Agreement, dated as of August 21, 2009, between TOR Minerals International, Inc. and Five Star Investments.  This agreement relates to the purchase of 6 Units for an aggregate purchase price of $150,000.

Subscription Agreement, dated as of August 21, 2009, between TOR Minerals International, Inc. and Ida Pauken.  This agreement relates to the purchase of 1 Unit for an aggregate purchase price of $25,000.

Subscription Agreement, dated as of August 21, 2009, between TOR Minerals International, Inc. and William Solemene.  This agreement relates to the purchase of 1 Unit for an aggregate purchase price of $25,000.

Subscription Agreement, dated as of August 21, 2009, between TOR Minerals International, Inc. and Stanley F. Bedell.  This agreement relates to the purchase of 1 Unit for an aggregate purchase price of $25,000.